UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2005

AURA SYSTEMS, INC.

(Exact name of registrant as specified in charter)

Delaware	0-17249	95-4106894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2335 Alaska Avenue, El Segundo California 90245
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 643-5300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;  Appointment of Principal Officers.

(b)
Mr. Adi Harari was removed as a Class B director of Aura Systems, Inc., a Delaware corporation (the “Corporation”) on April 11, 2005, by written consent signed by holders of the Corporation’s Series B Cumulative Convertible Preferred Stock (“Class B Stockholders”) having not less than the minimum number of votes outstanding to authorize such removal. The Corporation’s Class B Stockholders have the right, voting as a separate class, to elect four Class B directors of the Corporation pursuant to Section 5(c) of the Certificate of Designations of Series B Cumulative Convertible Preferred Stock of the Corporation.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

None

(b)	Pro Forma Financial Information.

None

(c)	Exhibits

None

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURA SYSTEMS, INC.

Date: April 14, 2005	By:	/s/ Raymond Yu
Raymond Yu
President and Chief Executive Officer